                                                                    Exhibit 99.5




May 16, 2001

Hugh Ward
Office of the United States Trustee
Curtis Center, Suite 950 West
601 Walnut Street
Philadelphia, Pennsylvania 19106

Dear Mr. Ward:

         RE:      MONTHLY OPERATING REPORT
                  L&H HOLDINGS USA, INC.
                  CASE NO. 00-4399 (JHW)
                  DISTRICT OF DELAWARE

         Enclosed is the Monthly Operating Report of L&H Holdings USA, Inc. for the period of February 1, 2001 through February 28, 2001.

         Please contact me with any questions or comments.

Yours truly,

L&H HOLDINGS USA, INC.

/s/ Allan Forsey

Allan Forsey
Vice President - Finance
L&H Holdings USA, Inc.

cc:      Clerk of the Bankruptcy Court
         Philippe Bodson                    Lernout & Hauspie Speech Products N.V.
         Thomas Denys                       Lernout & Hauspie Speech Products N.V.
         Luc A. Despins                     Milbank, Tweed, Hadley & McCloy LLP
         Allan S. Brilliant                 Milbank, Tweed, Hadley & McCloy LLP
         Matthew S. Barr                    Milbank, Tweed, Hadley & McCloy LLP
         Robert Dehney                      Morris, Nichols, Arsht & Tunnell
         Claude Gonthier                    Liedekerke Wolters Waelbroeck Kirpatrick & Cerfontaine
         Daniel H. Golden                   Akin, Gump, Strauss, Hauer & Feld, LL
         Bruce Zirinsky                     Cadwalader, Wickersham & Taft
         Bill Lenhart                       BDO
         Frans Samyn                        BDO
         Tom Thompson                       Chanin Capital Partners
         Kerry Krisher                      Crossroads LLC

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                  UNITED STATES TRUSTEE OPERATING REQUIREMENTS
                FOR THE PERIOD OF FEBRUARY 1 - FEBRUARY 28, 2001


                  DEBTOR NAME:              L&H Holdings USA, Inc.
                  CASE NUMBER:              Case No. 00-4399 (JHW)


                  As Vice President - Finance of L&H Holdings USA, Inc. ("Holdings"), a corporation organized under the laws of the State of Delaware as the debtor and debtor in possession in the above-referenced Chapter 11 case (the "Debtor"), I hereby affirm that:

                  1. I have reviewed the following statements (the "Statements") attached hereto, consisting of a:

                           -        Balance Sheet

                           -        Statement of Operations

                           -        Statement of Cash Flows

                           -        Summary of Receipts and Disbursements

                           -        Summary of Bank Accounts

                           -        Statement of Payments to Insiders

                  2. The Statements have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the Debtor's financial activity for the applicable period.

                  3. The insurance described in Section 3 of the Operating Guidelines and Reporting Requirements for Chapter 11 Cases (the "Operating Guidelines") remains in force.

                  4. All postpetition taxes, as described in Section 4 of the Operating Guidelines, are current and have been paid in the ordinary course of business.

                  5. Professional fees have been paid on behalf of Holdings by Dictaphone Corporation in connection with applications submitted to the court. Through February, Holdings has not paid professional fees to ordinary course professionals.

                  The attached Statements were prepared by Holdings under my direction and supervision. Holdings verifies that, to the best of its knowledge, the information set forth in the Statements is true and correct. Please be advised that the attached Statements may be subject to certain closing adjustments as well as other modifications. If any of the attached figures are restated or modified, an amended operating report will be filed with the U.S. Trustee.


Dated: May 16, 2001                         /s/ Allan Forsey
                                            ------------------------
                                            Allan Forsey
                                            Vice President - Finance
                                            L&H Holdings USA, Inc.

L & H  HOLDINGS  USA,  INC.
MONTHLY OPERATING REPORT

                            L & H HOLDINGS USA, INC.
                             (Debtor in Possession)
                                  BALANCE SHEET
                             AS OF FEBRUARY 28, 2001
                                   (Unaudited)

                                                                                      ($000s)
                                                                                     ---------
ASSETS
Current Assets:
                Cash & Cash Equivalents                                              $     232
                Accounts Receivable, Net - Trade                                         2,860
                Inventories                                                              1,439
                Prepaids & Other Current Assets                                            396
                                                                                     ---------
         Total Current Assets                                                            4,927
                                                                                     ---------

         Property, Plant and Equipment                                  $  12,249
                Less: Accumulated Depreciation                            (10,836)
                                                                        ---------
         Property, Plant and Equipment (Net)                                             1,413
         Investment in Affiliated Companies (cost)                                     192,216
         Advances to Subsidiaries (NOTE 5)                                               6,757
         Goodwill, net                                                                 386,103
                                                                                     ---------
         TOTAL ASSETS                                                                $ 591,416
                                                                                     =========

         LIABILITIES
         Current Liabilities:
                Accounts Payable - Trade                                             $     581
                Net Accounts Payable - Intercompany                                        423
                Accrued Liabilities (NOTE 6)                                            14,094
                Deferred Revenue                                                         2,898
                                                                                     ---------
         Total Current Liabilities                                                      17,996
                                                                                     ---------
         Liabilities Subject to Compromise under Chapter 11 (NOTE 4)                    37,999

         Borrowing under Ableco DIP Facility:
                Amount due to Dictaphone Corporation (NOTE 3)                            7,983
         Long-Term Deferred Revenue                                                      3,112
                                                                                     ---------
         TOTAL LIABILITIES                                                              67,090
                                                                                     ---------

         STOCKHOLDER'S EQUITY
                Additional Paid-In Capital (NOTE 4)                                    621,836
                Accumulated  Deficit (NOTE 6)                                          (97,510)
                                                                                     ---------
         TOTAL STOCKHOLDER'S EQUITY                                                    524,326
                                                                                     ---------

         TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                                  $ 591,416
                                                                                     =========

L&H HOLDINGS USA, INC.
CASE NO. 00-4399 (JHW)
MONTHLY OPERATING REPORT

                            L & H HOLDINGS USA, INC.
                             (Debtor in Possession)
                             STATEMENT OF OPERATIONS
                      FOR THE MONTH ENDED FEBRUARY 28, 2001
                                   (Unaudited)

                                                            ($000s)
                                                           --------
            REVENUE
                   Product Sales                           $  1,759
                   Royalties                                    716
                   Other                                        103
                                                           --------
            TOTAL REVENUE                                     2,578
                                                           --------


            COST OF SALES
                   Cost of Sales                                442
                                                           --------
            TOTAL COST OF SALES                                 442
                                                           --------

            GROSS PROFIT                                      2,136
                                                           --------

            EXPENSE
                   Selling, General & Administrative            687
                   Research & Development                     1,007
                   Depreciation & Amortization                   91
                   Goodwill Amortization                      7,571
                   Other                                        204
                                                           --------
            TOTAL EXPENSE                                     9,560

                                                           --------
            NET LOSS                                       $ (7,424)
                                                           ========

L & H  HOLDINGS  USA,  INC.
MONTHLY OPERATING REPORT


                            L & H HOLDINGS USA, INC.
                             (Debtor in Possession)
                             STATEMENT OF CASH FLOWS
                      FOR THE MONTH ENDED FEBRUARY 28, 2001
                                   (Unaudited)

                                                                 ($000s)
                                                                --------
       OPERATING ACTIVITIES
       Net Loss                                                 $ (7,424)
              Adjustments to reconcile net loss to net
              cash used in operating activities:
              Depreciation & Amortization                          7,662

              Changes in Assets & Liabilities:
              Accounts Receivable                                   (670)
              Inventories                                            158
              Prepaids & Other Current Assets                         49
              Accounts Payable & Accrued Liabilities                (280)
              Intercompany Receivables                            (3,524)
              Intercompany Payables                                  266
              Deferred Revenue                                       (60)
              Liabilities Subject to Compromise (NOTE 5)              45
                                                                --------
       NET CASH USED IN OPERATING ACTIVITIES                      (3,778)
                                                                --------

       INVESTING ACTIVITIES
              Net Investment in Fixed Assets

                                                                --------
       NET CASH PROVIDED BY INVESTING ACTIVITIES                      --
                                                                --------

       FINANCING ACTIVITIES

              Borrowings under the Ableco DIP Facility             3,524
                                                                --------
       NET  CASH  PROVIDED  BY  FINANCING  ACTIVITIES              3,524
                                                                --------

       (DECREASE) IN CASH DURING THE PERIOD                     $   (254)
                                                                ========

       Cash, beginning of period                                $    486
       Cash, end of period                                      $    232

CASE NO. 00-4399 (JHW)

                             L&H HOLDINGS USA, INC.
                        NOTES TO MONTHLY OPERATING REPORT

1. THE MONTHLY OPERATING REPORT OF L&H HOLDINGS USA, INC. ("HOLDINGS") INCLUDES ONLY THE ASSETS, LIABILITIES AND OPERATIONS OF HOLDINGS AND EXCLUDES ANY OF ITS SUBSIDIARIES. ASSETS AND LIABILITIES ARE STATED AT THEIR HISTORICAL COST; THUS, SUCH AMOUNTS DO NOT REFLECT THEIR FAIR MARKET VALUE.

2. The financial information is unaudited and is subject to further review and potential adjustment. Holdings has not yet determined the amount, if any, of royalties due to or from Lernout & Hauspie Speech Products N.V. ("L&H NV"), Dictaphone Corporation ("Dictaphone") or any of their subsidiaries. In addition, Holdings has not yet completed its review of cash disbursements to determine the portion of any such disbursements that should be allocated to L&H NV or Dictaphone or any of their subsidiaries. Holdings has not yet recorded its share of interest and fees related to its borrowing under the GE Capital Corporation ("GECC") DIP Facility or its subsequent borrowing under the Ableco Capital Management L.P. ("Ableco") DIP Facility. As Holdings closes its books and evaluates the net realizable value of its assets, including receivables, other adjustments may be required.

3. On February 23, 2001, Holdings, L&H NV and Dictaphone entered into a $60.0 million DIP Facility Agreement with Ableco (the "Ableco DIP facility") composed of two Term Loans - Term Loan A for $30.0 million and Term Loan B for $10.0 million and a $20.0 million Revolving Credit Facility. On that same date, the Debtors borrowed the entire amount of Term Loan A of the Ableco DIP Facility and paid GECC the $10.0 million initially borrowed plus $734,000 in DIP fees and interest charges. Each of Holdings, L&H NV and Dictaphone are jointly and severally liable for amounts due to Ableco under the Ableco DIP Facility. Therefore, any of these entities could be called upon to pay the full amount outstanding under such facility, and any of them was able to use the funds borrowed from Ableco. However, for ease of reference, Dictaphone's Monthly Operating Report reflects the $30.0 million borrowed from Ableco (includes Ableco DIP fees, interest and related expenses of $960,000 of which $423,000 has been deferred) as a liability of Dictaphone, reduced by any use made of a portion of this amount by L&H NV and Holdings. Holdings borrowed $7,983,000 under the Ableco DIP Facility as of February 28, 2001. Dictaphone will allocate all interest and fees under the DIP only to those entities that have used the proceeds of the DIP, including Holdings, in accordance with the related Bankruptcy Court Order. Such allocations have not yet been made.

CASE NO. 00-4399 (JHW)


                             L&H HOLDINGS USA, INC.
                        NOTES TO MONTHLY OPERATING REPORT


4.   Liabilities subject to compromise under Chapter 11 include the following:

                                                               ($000s)
                                                             -----------
         Accounts Payable - Trade                            $     5,280
         Net Accounts Payable - Intercompany                      32,719
                                                             -----------
         TOTAL                                               $    37,999
                                                             ===========

- As stated in the January MOR, Holdings included $437,716,000 as a part of the intercompany liability to L&H NV subject to compromise in their December MOR. Substantially all of this liability reflected the value of L&H NV stock issues by L&H NV on behalf of Holdings in connection with Holdings' acquisition of Dragon Systems, Inc. L&H NV has now determined that such amount should have been recorded as additional paid-in capital on Holdings balance sheet and as such, has reclassed this amount from liabilities subject to compromise.

     Holdings is in the process of reviewing intercompany allocations since the date of acquisition by L&H NV to determine the appropriateness, accuracy and proper classification of any such amounts.

5. Advances to Subsidiaries represents amounts that were loaned to Holdings under the Cerberus DIP Facility and subsequently loaned to two non-debtor subsidiaries, Lernout & Hauspie Speech Products USA, Inc. and L&H Applications USA, Inc.

6. Subsequent to the filing of the January 2001 MOR, Holdings adjusted January accrued expenses to include approximately $6.6 million in restructuring charges related to the Bankruptcy. The net effect of this adjustment is to increase the operating loss for the month ended January 31, 2001 by the same amount.

L&H HOLDINGS USA, INC.
CASE NO. 00-4399 (JHW)
SUMMARY OF BANK ACCOUNTS
AS OF FEBRUARY 28, 2001
(in US)

                                                                                      ($000S)
Bank Name                     Account #    Description                              Book Balance
---------                     ---------    -----------                              ------------
Fleet                          387-18363   Zero balance sweep account for payroll      $   7

Fleet                           13926069   Zero balance sweep account for credit          --
                                           card payments

Fleet                          387-18355   Operating account which sweeps any            225
                                           remaining balances from the payroll and
                                           credit card bank accounts

Fleet                        941585-3014   Bank account no longer used                    --

Morgan Stanley Dean Witter     593112121   Brokerage account which is no longer           --
                                           used and balance is zero
                                                                                       -----

                             TOTAL                                                     $ 232
                                                                                       =====

L&H HOLDINGS USA, INC.
CASE NO. 00-4399 (JHW)
STATEMENT OF PAYMENTS TO INSIDERS
FOR THE MONTH ENDED FEBRUARY 28, 2001
(in US $)

NAME                                GROSS PAY     REASON
----                                ---------     ------
Shagoury, John D.                    $ 20,833     Salary
Shagoury, John D.                       2,222     Expense Reimbursement

McCann, Jeanne F.                      16,667     Salary

Roth, Robert S.                         1,140     Salary
                                     --------

  TOTAL PAYMENTS TO INSIDERS         $ 40,862
                                     ========

L&H HOLDINGS USA, INC.
CASE NO. 00-4399 (JHW)
MONTHLY OPERATING REPORT

                             L&H HOLDINGS USA, INC.
                             (DEBTOR IN POSSESSION)
                      SUMMARY OF RECEIPTS AND DISBURSEMENTS
                      FOR THE MONTH ENDED FEBRUARY 28, 2001
                                   (UNAUDITED)

                                                           ($000S)
                                                           -------
Beginning Balance at February 1, 2001                      $   486

Receipts                                                     5,300

Disbursements                                               (5,554)

Transfers                                                       --
                                                           -------

Ending Balance at February 28, 2001                        $   232
                                                           =======